UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 26, 2007
                                -----------------

                            COMTEX NEWS NETWORK, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                     0-10541                   13-3055012
-----------------------------    ------------------         ------------------
(State or Other Jurisdiction)    (Commission File No.)       I.R.S. Employer
      of Incorporation)                                     Identification No.)


625 N. Washington Street, Suite 301, Alexandria, Virginia           22314
----------------------------------------------------------          -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (703) 820-2000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01   Changes in Registrant's Certifying Accountant

     On November 26, 2007, Comtex News Network, Inc. (the "Company") was notified that the partners of Goldstein Golub Kessler LLP ("GGK") became partners of McGladrey & Pullen, LLP in a limited asset purchase agreement and that GGK resigned as independent registered public accounting firm for the Company. McGladrey & Pullen, LLP was appointed as the Company's new independent registered public accounting firm. The Company's Audit Committee approved the decision to engage McGladrey & Pullen, LLP.

     The audit reports of GGK on the financial statements of the Company as of and for the years ended June 30, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years ended June 30, 2007 and 2006 and through November 26, 2007, the Company did not consult with McGladrey & Pullen, LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and McGladrey & Pullen, LLP did not provide either a written report or oral advice to the Company that McGladrey & Pullen, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304
(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

         In connection with the audits of the Company's financial statements for each of the fiscal years ended June 30, 2007 and 2006 and through the date of this Current Report, there were: (i) no disagreements between the Company and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided GGK a copy of the disclosures in this Form 8-K and has requested that GGK furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GGK agrees with the Company's statements in this Item 4.01(a). A copy of the letter dated November 27, 2007 furnished by GGK in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

            (a)   Financial Statements of Businesses Acquired. Not applicable

            (b)   Pro Forma Financial Information.  Not Applicable

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            (c)   Shell Company Transactions. Not Applicable

            (d)   Exhibits.

                  Exhibit No.             Description
                  -----------             -----------

                  16.1                    Letter of GGK dated November 27, 2007

                                                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       COMTEX NEWS NETWORK, INC.



DATE:  November 27, 2007           By: /s/ Paul J. Sledz
                                       ------------------------------------
                                       Paul J. Sledz
                                       Treasurer

                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------

16.1          Letter of GGK dated November 27, 2007